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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


    We consent to the reference of our firm under the caption "Experts" and to the use of our report dated June 11, 1999 (except Note 19, as to which the date is June 28, 1999), in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-82217) and the related prospectus of FiNet.com, Inc. for the registration of 76,107,995 shares of its common stock.


                                          /S/ Ernst & Young LLP


San Francisco, California
July 29, 1999